Exhibit 32.2

CERTIFICATION BY CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C.  SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Annual Report of Copano Energy, L.L.C. (the “Company”) on Form 10-K for the year ended December 31, 2004 (the “Report”) filed with the Securities and Exchange Commission on March 31, 2005, I, Matthew J. Assiff, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

(1)                                  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 as amended; and

(2)                                  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 31, 2005	/s/ Matthew J. Assiff
Matthew J. Assiff
Senior Vice President and Chief Financial Officer